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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 1998


                              TRANSMONTAIGNE INC.
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            (Exact Name of Registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


                   001-11763                          06-1052062
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            (Commission File Number)                (IRS Employer
                                                Identification Number)

                                  SUITE 2750
                            370 SEVENTEENTH STREET
                               DENVER, CO  80202
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         (Address, including zip code of principal executive offices)


                                 303-626-8200
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             (Registrant's telephone number, including area code)



TRANSMONTAIGNE OIL COMPANY
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On August 26, 1998, by affirmative vote of the holders of a majority of the outstanding shares of Registrant, Article II of the Restated Certificate of Incorporation of Registrant was amended in order to change the name of Registrant to "TransMontaigne Inc."


ITEM 8. CHANGE IN FISCAL YEAR

Pursuant to resolution adopted by unanimous written consent dated August 14, 1998, the Board of Directors changed the fiscal year end of Registrant from that used in the most recent filing of Registrant with the United States Securities and Exchange Commission to June 30, commencing with June 30, 1998. Registrant intends to file a Form 10-Q for the two month transition period ending June 30, 1998 and will begin its first full fiscal year on the new basis on July 1, 1998.





SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 27, 1998                         TRANSMONTAIGNE INC.


                                                By:  /s/ Erik B. Carlson
                                                -------------------------
                                                Erik B. Carlson
                                                Senior Vice President,
                                                General Counsel, and Secretary